CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.
AND
SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

AT DECEMBER 31, 2006 AND FOR SEX MONTHS ENDED JUNE 30, 2007

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2006

	Pacific Capital Group Co., Ltd.	China Ruitai International Holdings Co., Ltd.		Pro Forma Adjustments	Pro Forma Consolidated Balance Sheet
ASSETS
Current Assets:
Cash and cash equivalents	$6,286,289	$-			$6,286,289
Bank checks and commercial paper	1,191,451	-			1,191,451
Accounts receivable, net	3,364,632	-			3,364,632
Due from unaffiliated suppliers	930,213	-			930,213
Prepaid expenses	2,360,481	-			2,360,481
Inventory	5,209,747	-			5,209,747
Advance to employees	56,735	-			56,735
Total current assets	19,399,548	-			19,399,548

Property and Equipment, net	6,592,796	-			6,592,796

Land use right, net	4,650,814	-			4,650,814

Long-term investment	779,200	-			779,200

Due from a shareholder	8,804,112	-			8,804,112

Restricted cash	12,244,750	-			12,244,750

Total Assets	$52,471,220	$-			$52,471,220

LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
Bank loan	$16,209,608	$-			$16,209,608
Bank checks payable	22,050,400	-			22,050,400
Accounts payable and accrued expenses	5,542,712	6,241	(a)	(6,241)	5,542,712
Taxes payable	2,221,823	-			2,221,823
Deferred revenue	493,807	-			493,807
Due to employees	890,984	-			890,984
Employee security deposit	677,949	-			677,949
Total Current Liabilities	48,087,283	6,241			48,087,283

Minority Interest	43,839	-			43,839

Owners' Equity:
Common stock	100	2,055	(b)	(100)
				22,645	24,700
Additional paid-in capital	2,392,071	2,140,310	(b)	(2,142,365)
			(b)	100
			(b)	(22,645)	2,367,471
Unamortized shareholder services	-		(a)	-	-
Statutory Reserves	270,249	-			270,249
Retained earnings (Accumulated deficit)	1,597,294	(2,011,964)	(a)	2,011,964	1,597,294
Deficit accumulated during the development stage	-	(136,642)	(a)	136,642	-
Accumulated other comprehensive income	80,384	-			80,384
Owners' Equity	4,340,098	(6,241)			4,340,098
Total Liabilities and Owners' Equity	$52,471,220	$-			$52,471,220

See Notes to Unauidted Pro Forma Consolidated Financial Statements

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006

	Pacific Capital Group Co., Ltd.	China Ruitai International Holdings Co., Ltd.	Pro Forma Adjustments	Pro Forma Consolidated Statements of Operation
Revenues
Sales	$28,090,238	$-		$28,090,238
Costs of Sales	19,153,553	-		19,153,553
Gross Profit	8,936,685	-		8,936,685

Operating Expenses

Selling expenses
Sales commission	738,526	-		738,526
Freight-out	856,850	-		856,850
Travel and entertainment	385,360	-		385,360
Other selling expenses	147,363	-		147,363
Total selling expenses	2,128,099	-		2,128,099

General and administrative expenses
Payroll and employees benefits	209,242	-		209,242
Insurance	139,989	-		139,989
Professional fees	105,206	-		105,206
Bad debt expenses	88,176	-		88,176
Repair and maintenance	525,176	-		525,176
Travel and entertainment	148,569	-		148,569
Other general and administrative	274,760	54,514		329,274
Total Operating Expenses	1,491,118	54,514		1,545,632

Total Operating Expenses	3,619,217	54,514		3,673,731

Income (Loss) from Operation	5,317,468	(54,514)		5,262,954

Other Income (Expense)
Interest income	331,259	-		331,259
Interest expense	(1,159,076)	-		(1,159,076)
Other income (expense)	(151,992)	-		(151,992)
Total other income (expense)	(979,809)	-		(979,809)

Income (Loss) before Provision
Income Tax and Minority Interest	4,337,659	(54,514)		4,283,145

Provision for Income Tax	1,301,297	-		1,301,297

Income before Minority Interest	3,036,362	(54,514)		2,981,848

Minority Interest	(30,364)	-		(30,364)

Net Income	3,005,998	(54,514)		2,951,484

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	104,613	-		104,613

Comprehensive Income (Loss)	$3,110,611	$(54,514)		$3,056,097

Basic and Fully Diluted Earnings per Share				$0.12

Weighted average shares outstanding				24,700,000

See Notes to Unauidted Pro Forma Consolidated Financial Statements

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

JUNE 30, 2007

	Pacific Capital Group Co., Ltd.	China Ruitai International Holdings Co., Ltd.		Pro Forma Adjustments	Pro Forma Consolidated Balance Sheet
ASSETS
Current Assets:

Cash and cash equivalents	$2,204,550	$-			$2,204,550
Bank checks and commercial paper	3,296,772	-			3,296,772
Accounts receivable, net	5,374,585	-			5,374,585
Due from unaffiliated suppliers	304,671	-			304,671
Prepaid expenses	4,789,255	-			4,789,255
Inventory	4,949,837	-			4,949,837
Advance to employees	126,017	-			126,017
Total current assets	21,045,687	-			21,045,687

Property and Equipment, net	8,846,633	-			8,846,633

Land use right, net	4,709,772	-			4,709,772

Long-term investment	797,136	-			797,136

Due from a shareholder	11,340,367	-			11,340,367

Restricted cash	14,242,718	-			14,242,718

Total Assets	$60,982,313	$-			$60,982,313

LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
Bank loan	$15,861,401	$-			$15,861,401
Bank checks payable	23,730,458	-			23,730,458
Accounts payable and accrued expenses	7,525,899	1,125	(a)	(1,125)	7,525,899
Taxes payable	3,296,282	-			3,296,282
Deferred revenue	1,756,628	-			1,756,628
Due to employees	777,908	-			777,908
Employee security deposit	734,375	-			734,375
Total Current Liabilities	53,682,951	1,125			53,682,951

Minority Interest	72,994	-			72,994

Owners' Equity:
Common stock	100	3,355	(b)	(100)
			(b)	22,645	26,000
Additional paid-in capital	2,392,071	2,433,752	(a)	(2,437,107)
			(b)	100
			(b)	(22,645)	2,366,171
Unamortized shareholder services	-	(246,278)	(a)	246,278	-
Statutory Reserves	270,249	-			270,249
Retained earnings (Accumulated deficit)	4,345,873	(2,011,964)	(a)	2,011,964	4,345,873
Deficit accumulated during the development stage	-	(179,990)	(a)	179,990	-
Accumulated other comprehensive income	218,075	-			218,075
Owners' Equity	7,226,368	(1,125)			7,226,368
Total Liabilities and Owners' Equity	$60,982,313	$-			$60,982,313

See Notes to Unauidted Pro Forma Consolidated Financial Statements

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2007

	Pacific Capital Group Co., Ltd.	China Ruitai International Holdings Co., Ltd.	Pro Forma Adjustments	Pro Forma Consolidated Statements of Operation
Revenues
Sales	$16,588,463	$-		$16,588,463
Costs of Sales	10,553,148	-		10,553,148
Gross Profit	6,035,315	-		6,035,315

Operating Expenses

Selling expenses
Sales commission	233,039	-		233,039
Freight-out	460,442	-		460,442
Travel and entertainment	180,940	-		180,940
Other selling expenses	122,950	-		122,950
Total selling expenses	997,371	-		997,371

General and administrative expenses
Payroll and employees benefits	94,336	-		94,336
Insurance	151,127	-		151,127
Professional fees	10,000	-		10,000
Bad debt expenses	-	-		-
Repair and maintenance	13,956	-		13,956
Travel and entertainment	102,376	-		102,376
Other general and administrative	206,114	43,348		249,462
Total Operating Expenses	577,909	43,348		621,257

Total Operating Expenses	1,575,280	43,348		1,618,628

Income (Loss) from Operation	4,460,035	(43,348)		4,416,687

Other Income (Expense)
Interest income	95,575	-		95,575
Interest expense	(686,441)	-		(686,441)
Other income (expense)	97,035	-		97,035
Total other income (expense)	(493,831)	-		(493,831)

Income (Loss) before Provision
Income Tax and Minority Interest	3,966,204	(43,348)		3,922,856

Provision for Income Tax	1,189,862	-		1,189,862

Income before Minority Interest	2,776,342	(43,348)		2,732,994

Minority Interest	(27,763)	-		(27,763)

Net Income	2,748,579	(43,348)		2,705,231

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	137,691	-		137,691

Comprehensive Income (Loss)	$2,886,270	$(43,348)		$2,842,922

Basic and Fully Diluted Earnings per Share				$0.11

Weighted average shares outstanding				26,000,000

See Notes to Unauidted Pro Forma Consolidated Financial Statements

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1- BASIS OF PRESENTATION

On August 29, 2007, China Ruitai International Holdings Co., Ltd., a development stage company incorporated in Delaware (the "Company" or “China Ruitai”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Pacific Capital Group Co., Ltd., (“Pacific Capital Group”) a corporation incorporated under the laws of the Republic of Vanuatu, and the shareholders of Pacific Capital Group (the “Shareholders”).

Pursuant to the Exchange Agreement, the Shareholders agreed to transfer all of the issued and outstanding shares of common stock in Pacific Capital Group to China Ruitai in exchange for the issuance of an aggregate of 22,645,348 shares of outstanding common stock in China Ruitai to the Shareholders, thereby causing Pacific Capital Group to become a wholly-owned subsidiary of the Company.

The Share Exchange is being accounted for as a “reverse merger,” since the stockholders of Pacific Capital Group own a majority of the outstanding shares of the Company’s common stock immediately following the Share Exchange. Pacific Capital Group is deemed to be the acquirer in the reverse merger. Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements for periods prior to the Share Exchange will be those of Pacific Capital Group and its subsidiary and will be recorded at the historical cost basis of Pacific Capital Group. After completion of the Share Exchange, the Company’s consolidated financial statements will include the assets and liabilities of both China Ruitai and Pacific Capital Group, the historical operations of Pacific Capital Group and the operations of the Company and its subsidiaries from the closing date of the Share Exchange.

Audited financial statements of Pacific Capital Group and China Ruitai for the years ended December 31, 2006, and unaudited financial statements of Pacific Capital Group and China Ruitai for the six months ended June 30, 2007 have been used in the preparation of these pro forma consolidated financial statements. These pro forma consolidated financial statements should be read in conjunction with the historical financial statements of Pacific Capital Group and China Ruitai.

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD. AND SUBSIDIARIES

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 2- PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

(a)
The pro forma consolidated balance sheets as of December 31, 2006 and June 30, 2007 has been prepared assuming that the Share Exchange occurred on December 31, 2006 and June 30, 2007, respectively. Accordingly, the assets and liabilities of Pacific Capital Group is reflected in the pro forma consolidated balance sheets and is recorded at the historical cost basis.

(b)
The capital structure of the consolidated entity is that of China Ruitai, the dollar amount of the issued share capital in the pro forma consolidated balance sheet is that of China Ruitai immediately prior to the Exchange plus the value of shares issued by China Ruitai to acquire Pacific Capital Group.

(c)
The pro forma consolidated statements of operations for the year ended December 31, 2006 and six months ended June 30, 2007 has been prepared assuming the Share Exchange occurred at the beginning of the period presented. The pro forma consolidated statements of operations are not necessarily indicative of the results of operations that would have been attained had the acquisition taken place at the beginning of the period presented, and does not purport to be indicative of the effects that may be expected to occur in the future.

(d)	The pro forma adjustments and elimination give effect to the acquisition of Pacific Capital Group using reverse merger accounting.

Note 3- PRO FORMA SHARE CAPITAL

	June 30, 2007		December 31, 2006
	No. of shares	Amount	No. of shares	Amount
Authorized:
Preferred stock, $0.001 par value	10,000,000	$10,000	10,000,000	$10,000
Common stock, $0.001 par value	50,000,000	$50,000	50,000,000	$50,000

Issued and outstanding
Preferred stock	-	$-	-	$-

Common stock
Common stock prior to exchange	3,354,652	$3,355	2,054,652	$2,055
Common stock issued for acquisition
of Pacific Capital (reverse merger)	22,645,348	22,645	22,645,348	22,645
	26,000,000	$26,000	24,700,000	$24,700